                                                                       EXHIBIT 2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To AMP Incorporated:



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-55318.


                                               /s/  Arthur Andersen LLP


Philadelphia, PA
 June 26, 1995